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                                                                    EXHIBIT 10.4


                 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of November 16, 2001 (this "First Amendment"), with respect to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 20, 2001 (the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Lender", and collectively, "Lenders"), Comerica Bank, as Agent for the Lenders (in such capacity, "Agent"), Plastipak Holdings, Inc., a Michigan corporation ("Holdings"), Plastipak Packaging, Inc., a Delaware corporation, Whiteline Express, Ltd., a Delaware corporation, TABB Realty, LLC, a Michigan limited liability company, and Clean Tech, Inc., a Michigan corporation ("Borrowers"), and Plastipak Packaging do Brazil, Ltda, a limited liability quota company organized under the laws of Brazil ("Plastipak Brazil").

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent, the Borrowers, Holdings and Plastipak Brazil are parties to the Credit Agreement; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders amend the Credit Agreement to extend the time for Plastipak Brazil to satisfy the conditions in Section 5.12 of the Credit Agreement; and

         WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions provided herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

                     ARTICLE I -- DEFINITIONS AND AMENDMENTS

         1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

         1.2 Amendment to Section 7.23. Section 7.23 is amended to read in its entirety as follows:

         "7.23 Plastipak Brazil. Satisfy all conditions provided in Section 5.12 on or before January 31, 2002."


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                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                              CONDITIONS PRECEDENT

         2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this First Amendment and to the transactions contemplated hereby, Holdings and each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case Holdings and each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this First Amendment, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.

         2.2   Effective Date. This First Amendment shall become effective when
(a) the Agent shall have received counterpart originals of this First Amendment, in each case duly executed and delivered by Holdings, the Borrowers, Plastipak Brazil, and the Majority Lenders.


                           ARTICLE III-- MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         3.2 Expenses. The Borrowers shall reimburse the Agent for all of its reasonable costs and expenses including, without limitation, legal expenses, incurred in connection with the preparation, execution and delivery of this First Amendment.

         3.3 Governing Law. This First Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.

         3.4 Counterparts. This First Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 Guarantors. By its execution hereof, Holdings and each of the Borrowers consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Lenders under the Guaranty.

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.

                                    HOLDINGS:

                                    PLASTIPAK HOLDINGS, INC.


                                    By:Michael J.  Plotzke
                                       -------------------------------------

                                    Its:Treasurer
                                        ------------------------------------



                                    BORROWERS:

                                    PLASTIPAK PACKAGING, INC.


                                    By:/s/ Michael J.  Plotzke
                                       -------------------------------------

                                    Its:Treasurer
                                        ------------------------------------


                                    WHITELINE EXPRESS, LTD.


                                    By:/s/ Michael J.  Plotzke
                                       -------------------------------------

                                    Its:Treasurer
                                        ------------------------------------


                                    TABB REALTY, LLC


                                    By:/s/ Michael J.  Plotzke
                                       -------------------------------------

                                    Its:Treasurer
                                        ------------------------------------

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                                    CLEAN TECH, INC.


                                    By:/s/ Michael J.  Plotzke
                                       ----------------------------------------

                                    Its:Treasurer
                                        ---------------------------------------

                                    PLASTIPAK BRAZIL:

                                    PLASTIPAK PACKAGING DO BRAZIL,
                                    LTDA


                                    By: /s/ Marcelo Gianesi
                                       ----------------------------------------

                                    Its:Administrative Finance Manager
                                        ---------------------------------------



                                    AGENT AND LENDERS:

                                    COMERICA BANK, as Agent and as a Lender


                                    By:/s/ Robert M.  Porterfield
                                       ----------------------------------------

                                    Its:Vice President
                                        ---------------------------------------



                                    STANDARD FEDERAL BANK


                                    By:/s/ Gregory Castle
                                       ----------------------------------------

                                    Its:First Vice President
                                        ---------------------------------------

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                                    FLEET NATIONAL BANK


                                    By:/s/ Marwan Isbaih
                                       --------------------------------------

                                    Its:Director
                                        -------------------------------------


                                    NATIONAL CITY BANK


                                    By:/s/ Kenneth M.  Blackwell
                                       --------------------------------------

                                    Its:Assistant Vice President
                                        -------------------------------------


                                    BANK ONE, MICHIGAN


                                    By:/s/ Mark L.  McClure
                                       --------------------------------------

                                    Its:First Vice President
                                        -------------------------------------



                                    ASSOCIATED BANK, N.A.


                                    By:/s/ Joseph J.  Gehrke
                                       --------------------------------------

                                    Its:Assistant Vice President
                                        -------------------------------------



                                    FIRSTMERIT BANK, N.A.


                                    By:/s/ Kathryn B.  Neilsen
                                       --------------------------------------

                                    Its:Vice President
                                        -------------------------------------

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                                    MARINE BANK


                                    By:/s/ William E.  Shaw
                                       -------------------------------------

                                    Its:Senior Vice President
                                        ------------------------------------